Exhibit 99.2

Fourth Quarter and Full Year 2017 Earnings December 1st, 2017

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions; our ability to compete successfully in our markets; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims of failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors to be described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to, expected financial outlook for fiscal 2018. Any forward-looking statement that we make in this presentation speaks only as of December 1st, 2017. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA and free cash flow, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss), or net cash provided by (used in) operating activities prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Forward-Looking Statement Safe Harbor

Leading provider of mission critical water treatment solutions Services Technologies Systems #1* market position in North America 100+ years legacy of quality and innovation 38,000 blue chip customers Transforming water. Enriching life.TM $1.2 billion 2017 revenues $208 million 2017 Adjusted EBITDA(1) Key metrics Core offerings *Source: Amane Advisors as of 2016 (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto.

Summary of historical financials Revenue Adjusted EBITDA(1) (3.3%) 7.2% 9.7% % growth 10.7% 11.3% 14.1% 16.6% % margin 2.3% 33.5% 29.7% % growth ($ in millions, FYE September 30) ($ in millions, FYE September 30) (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined. 4.4% CAGR 21.0% CAGR (2) (2) $117.2 $119.9 $160.1 $207.7 FY 2014 FY 2015 FY 2016 FY 2017 $1,097.5 $1,061.0 $1,137.2 $1,247.4 FY 2014 FY 2015 FY 2016 FY 2017

Evoqua provides high-value added service and technology to an attractive customer base across a diverse, growing set of end markets Service & support Chemicals Technology & innovation North America Water treatment Water transportation Meters / pumps / valves Design & construction EPC We serve $10 billion of an $85 billion market(1) Addressed market sectors Unaddressed markets sectors $600 billion global water market(1) $85 billion addressable market(1) $10 billion* served market We hold top market positions across our key end markets Pharma / health science Power generation Light manufacturing Microelectronics Wastewater Commercial aquatics Food & beverage Drinking water Hydrocarbon / chemical processing *Source: Amane Advisors as of 2016 (1) Estimated as of 2016; (2) Other includes commercial aquatics, maritime and other / miscellaneous. Maritime (2) Light industry 35% Heavy industry 27% Other 8% Municipal 30%

We serve our customers through three operating segments Representative customers(1) Industrial Full life cycle service and solutions for process and utility water Water as a service Filtration / Disinfection Anode technology Electrodeionization Analyzers and controllers ($ in millions) 16% 24% Full range of products for waste water and drinking water applications Broad services for odor and corrosion control 23% Municipal Products 2017 EBITDA margin (2) Services and solutions 2017 revenue $279 $325 $643 Trademarks shown are those of their respective owners. EBITDA margin is defined as EBITDA as a percentage of revenue.

Evoqua has an unmatched service and support network Water One® services (per gallon) On-demand services (As needed) Service branches 4x as many local service branches as the next largest competitor Preventative maintenance (Quarterly to monthly) Operating services (Weekly to daily) Sticky revenue with high retention Highly visible revenue base Attractive margins putting us within 2 hours of 90%+ of our 25,000+ industrial customers (emerging)

Our business model delivers growing and highly recurring revenue Illustrative revenue breakdown 82% of sales are recurring or in backlog each year Over 25,000 service contracts with 99% retention Aftermarket portfolio supports full product life-cycle Large installed base drives service / aftermarket Long tail of future revenue tied to capital sales Stable, recurring flow of business driven by deep backlog with high level of visibility Balanced portfolio of products and services Recurring 58% Highly repeatable 24% Book to bill 18%

Continued profitable growth through R&D and M&A Completed acquisitions since 2015 Develop and commercialize new technologies Opportunistic approach to sourcing new technology and products between R&D and M&A Deep reservoir of new technologies driving growth today Well-positioned to drive adoption via large installed base and high touch service network Established strategy to fill gaps through M&A Products / technology Market verticals Geographic / regional Deep pipeline of opportunities at attractive, immediately accretive multiples Tuck-in Platform Tuck-in Tuck-in Tuck-in Tuck-in Tuck-in Tuck-in Acquisition Type Product gap Vertical market Geographic expansion

Fourth quarter and full year 2017 performance highlights Revenue 18.6% 20.0% 14.1% 16.6% % margin(3) ($ in millions) Adjusted EBITDA(1) Highlights Fourth Quarter 2017 Revenue growth of 11.6% 8.4% pro forma growth(2) Adjusted EBITDA margin of 20.0% Full Year 2017 Revenue growth of 9.7% 4.4% pro forma growth(2) Adjusted EBITDA up 29.7% Primary drivers: organic revenue, operational efficiencies and acquisitions Acquired four tuck-in businesses ($ in millions) +11.6% growth +9.7% growth +20.1% growth +29.7% growth For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Adjusted EBITDA margin % is defined as Adjusted EBITDA as a percentage of revenue. $319.4 $356.5 4Q'16 4Q'17 $1,137.2 $1,247.4 2016 2017 $160.1 $207.7 2016 2017 $59.4 $71.4 4Q'16 4Q'17

Fourth quarter 2017 results Actual Year-Over-Year Revenue $356.5 11.6% Gross Profit $122.9 35.8% Operating Profit $36.3 138.5% Net Income $13.0 N/M Adjusted Net Income(1) $21.3 25.3% Adjusted EBITDA(2) $71.4 20.1% Adjusted EBITDA margin(3) 20.0% 140bps ($ in millions) Fourth quarter 2017 revenue ($ in millions) +13.8% growth +11.6% growth +17.1% growth +1.5% growth For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. $319.4 $356.5 $22.1 $1.2 $13.8 4Q 2016 Industrial Municipal Products 4Q 2017

Actual Year-Over-Year Revenue $1,247.4 9.7% Gross Profit $399.8 20.0% Operating Profit $69.2 86.3% Net Income $6.4 N/M Adjusted Net Income(1) $45.1 N/M Adjusted EBITDA(2) $207.7 29.7% Adjusted EBITDA margin(3) 16.6% 250bps Full year 2017 results ($ in millions) Full year 2017 revenue ($ in millions) +6.5% growth +9.7% growth Note: N/M = not meaningful Flat +27.6% growth For the definition of Adjusted Net Income and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. $1,137.2 $1,247.4 $39.2 $0.6 $70.4 2016 Industrial Municipal Products 2017

Industrial segment Revenue 24.9% 25.9% 21.5% 23.2% % margin(3) ($ in millions) EBITDA(1) Highlights Fourth Quarter 2017 Revenue up 13.8% 8.0% pro forma growth(2) Driven by capital and services in the power market Full Year 2017 Revenues up 6.5% 5.6% pro forma growth(2) New wins in power and hydrocarbon and chemical processing Increased demand in general manufacturing, pharmaceutical and healthcare ($ in millions) +13.8% growth +6.5% growth +18.4% growth +15.3% growth For the definition of EBITDA and a reconciliation to operating profit, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Adjusted EBITDA margin % is defined as Adjusted EBITDA as a percentage of revenue.

Municipal segment Revenue 15.3% 19.0% 14.2% 16.1% % margin(2) ($ in millions) EBITDA(1) Highlights Fourth Quarter 2017 Revenue up 1.5% Growth driven by aftermarket demand offset by capital project release timing EBITDA margin increased to 19.0% driven by operational efficiency improvements Driven by project execution, procurement savings and operational efficiencies Full Year 2017 Revenues flat EBITDA margin increased to 16.1% Driven by project execution, procurement savings and operational efficiencies ($ in millions) +1.5% growth Flat +26.0% growth +13.5% growth For the definition of EBITDA and a reconciliation to operating profit, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Adjusted EBITDA margin % is defined as Adjusted EBITDA as a percentage of revenue.

Products segment Revenue 28.8% 25.2% 21.6% 23.8% % margin(3) ($ in millions) EBITDA(1) Highlights Fourth Quarter 2017 Revenue up 17.1% 15.8% pro forma growth(2) Strong demand across product lines, particularly international EBITDA margin of 25.2% Full Year 2017 Revenues up 27.6% 5.5% pro forma growth(2) Driven by A&D and EDI product lines EBITDA increased 40.5% EBITDA margin increased to 23.8% Driven by acquisitions, organic growth and operational efficiencies ($ in millions) +17.1% growth +2.6% growth +40.5% growth For the definition of EBITDA and a reconciliation to operating profit, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. For the definition of pro forma growth and a reconciliation to revenue, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Adjusted EBITDA margin % is defined as Adjusted EBITDA as a percentage of revenue.

Key cash flow drivers Capital expenditures 3.3% 4.2% 4.2% 4.6% Capex as % sales ($ in millions) Highlights Net working capital(1) Targeted growth capex directly tied to high ROI projects Increasing pace of investments made to improve operational efficiencies and update technology and equipment infrastructure Highlights Recent investments made in net working capital to support resurgent sales growth Additional investments include capital and municipal projects and acquisitions Programs in place to drive cash conversion 7.4% 7.0% 10.5% 14.7% NWC as % sales ($ in millions) (1) Net working capital calculated as current assets less current liabilities, excluding cash, debt, deferred taxes and the short-term portion of capital leases included in other current liabilities. (2) Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined. (2) (2) $36.6 $44.1 $47.7 $57.8 2014 2015 2016 2017 $81.3 $74.6 $119.4 $183.5 2014 2015 2016 2017

Cash generation Free Cash Flow(1) ($ in millions) Highlights Leverage Free cash flow impacted due to investments in working capital and equipment Working capital investments largely in place Modest and stable amounts of maintenance capex typically required Leverage reduced with net primary proceeds from IPO of $100 million (Total net debt(2) to Adjusted EBITDA) Note: See appendix for non-GAAP reconciliations For the definition of Free Cash Flow and a reconciliation to operating cash flow, its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Total net debt is total debt minus cash and cash equivalents. 4.0x 3.3x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x Q4 2017 Pre-IPO Q4 2017 Post-IPO

2018 Full year outlook Full Year Revenue $1.33 to $1.36 billion Adjusted EBITDA $235 to $255 million Notes: Excludes unannounced acquisitions See appendix for non-GAAP measures

Key investment highlights Number one market position in North America Positioned to capitalize on favorable industry growth dynamics Iconic brands and differentiated technologies Unparalleled service network Large installed base Significant operating leverage Experienced management team Proven organic and inorganic growth platform

Appendix

Management reviews key performance indicators including revenue, margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity, management of assets and future prospects. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to: dividends, acquisitions, share repurchases and debt repayment. These adjusted metrics are consistent with how management views our business and are used to make financial, operating, budgeting, planning and strategic decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: "Pro forma growth" defined as revenue growth including the results of acquisitions for the periods prior to the respective acquisition dates. “EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. “Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flow does not consider certain non-discretionary cash payments, such as debt. “Adjusted net income” defined as net income adjusted to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. Excluding revenue, Evoqua provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. Non-GAAP measures

Adjusted EBITDA reconciliation

($ in millions)

FYE 9/30	FY 2014[1]	FY 2015	FY 2016	3M ended 9/30/2016	3M ended 9/30/2017	FY 2017
Net Income	**($100.1)**	**($86.1)**	**$13.0**	**$0.2**	**$13.0**	**$6.4**
Income tax provision / (benefit)	(49.6)	47.9	(18.4)	2.0	7.1	7.4
Interest expense	24.0	34.1	42.5	13.1	16.3	55.4
Depreciation and amortization	154.9	58.1	69.3	18.3	22.1	77.9
EBITDA	**$29.2**	**$54.0**	**$106.4**	**$33.5**	**$58.4**	**$147.1**
A Restructuring and related business transaction costs	41.0	32.8	43.1	24.9	14.9	51.3
B Purchase accounting adjustment costs	18.3	-	1.3	1.3	-	0.2
C Stock-based compensation	0.3	1.6	2.0	0.6	0.6	2.3
D Sponsor fees	4.4	5.0	3.8	0.9	1.1	4.2
E Transaction costs	10.1	-	5.4	1.4	1.7	7.3
F Other gains, losses and expenses	13.8	26.4	(1.9)	(3.2)	(5.4)	(4.8)
Adjusted EBITDA	**$117.2**	**$119.9**	**$160.1**	**$59.4**	**$71.4**	**$207.7**
Contributions from acquisitions			22.3			9.6
Adjusted EBITDA (with contributions from acquisitions)			**$182.4**			**$217.3**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

(1) Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined.

evoqua WATER TECHNOLOGIES

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©2017 Evoqua Water Technologies

Segment EBITDA reconciliation Note: Segment EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. Segment EBITDA is defined as operating profit before interest, taxes, depreciation and amortization. ($ in millions) Industrial Municipal Products 3 months ended 9/30/16 Operating Profit $30.2 $9.9 $20.5 D&A 9.8 2.1 2.6 Segment EBITDA $39.9 $12.0 $23.2 FY 2016 Operating Profit $91.4 $31.3 $48.7 D&A 38.3 8.1 6.4 Segment EBITDA $129.7 $39.4 $55.1 3 months ended 9/30/17 Operating Profit $35.5 $13.1 $20.7 D&A 11.9 2.0 3.1 Segment EBITDA $47.3 $15.1 $23.8 FY 2017 Operating Profit $110.0 $36.6 $65.9 D&A 39.5 8.1 11.5 Segment EBITDA $149.4 $44.8 $77.4

Free cash flow / Adjusted net income (1) Refer to adjustments on the Adjusted EBITDA reconciliation; the adjustments above are included net of tax. Tax rate used is 37.7%. ($ in millions) FYE 9/30 Q4 2016 Q4 2017 FY 2016 FY 2017 Operating Cash Flow $21.3 $12.7 $31.9 $28.5 (+) Adjustments, excluding stock-based compensation, net of tax (1) 16.2 7.6 32.6 36.4 (-) Capital Expenditures (13.0) (17.3) (47.7) (57.8) (+) Financing related to BOO capital expenditures 2.2 - 4.6 5.4 (-) Purchases of intangibles (e.g., software licenses) 0.0 (0.7) (0.2) (4.9) Free Cash Flow $26.7 $2.3 $21.2 $7.6 Operating Income $15.2 $36.3 $37.2 $69.2 Interest expense (13.1) (16.3) (42.5) (55.4) Income tax (expense) benefit (2.0) (7.1) 18.4 (7.4) Net Income 0.2 13.0 13.0 6.4 Adjustments, net of tax (1) 16.8 8.3 34.7 38.7 Adjusted Net Income $17.0 $21.3 $47.7 $45.1

Capital structure overview (1) Adjusted EBITDA not inclusive of completed acquisitions. (2) Adjusted EBITDA (with contributions from acquisitions) inclusive of completed acquisitions. ($ in millions) Actual Actual Initial public Pro forma FYE 9/30 9/30/2016 9/30/2017 Offering 9/30/2017 Cash and cash equivalents $50.4 $59.3 $41.0 $100.3 Revolving Credit Facility 18.0 - - - First Lien Term Facility 675.2 896.6 (100.0) 796.6 Second Lien Term Facility 75.0 Build-own-operate financing facilities 11.2 10.2 - 10.2 Capital leases 20.8 30.8 - 30.8 Unamortized discount and lenders fees (21.3) (16.9) - (16.9) Total debt 779.0 920.7 (100.0) 820.7 Total net debt 728.6 861.4 (141.0) 720.4 Total net debt / Adjusted EBITDA (1) 4.6x 4.1x 3.5x Total net debt / Adjusted EBITDA (with contributions from acquisitions) (2) 4.0x 4.0x 3.3x Adjusted

Pro forma growth ($ in millions) FYE 9/30 As Reported Acquisitions Pro Forma As Reported Acquisitions Pro Forma Variance Change % Variance Change % Evoqua Water Technologies $1,137.2 $97.2 $1,234.4 $1,247.4 $40.8 $1,288.3 $110.2 9.7% $53.8 4.4% Industrial $604.2 $41.4 $645.6 $643.4 $38.2 $681.6 $39.2 6.5% $36.0 5.6% Municipal $278.0 $0.0 $278.0 $278.6 $0.0 $278.6 $0.6 0.2% $0.6 0.2% Products $255.0 $55.8 $310.8 $325.4 $2.6 $328.0 $70.4 27.6% $17.2 5.5% Q4 As Reported Acquisitions Pro Forma As Reported Acquisitions Pro Forma Variance Change % Variance Change % Evoqua Water Technologies $319.4 $12.1 $331.5 $356.5 $2.8 $359.3 $37.1 11.6% $27.8 8.4% Industrial $160.4 $11.2 $171.6 $182.5 $2.8 $185.3 $22.2 13.8% $13.7 8.0% Municipal $78.5 $0.0 $78.5 $79.7 $0.0 $79.7 $1.2 1.5% $1.2 1.5% Products $80.5 $0.9 $81.4 $94.3 $0.0 $94.3 $13.8 17.1% $12.9 15.8% Page 26 ©2017 Evoqua Water Technologies Revenue 2016 2017 As Re ported Pro Forma Growth

R